EXHIBIT     DESCRIPTION

EX-99.B1 a)Amended Declaration of Trust dated May 31, 1995, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 16 filed on July 28, 1995.

            b) Amendment to the Declaration of Trust dated October 21, 1996 is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 19 to the Registration Statement, filed on March 12, 1997 (Accession No. 746458-97-000004).

            (c) Amendment to the Declaration of Trust dated May 23, 1997, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 20 to the Registration Statement filed August 29, 1997 (Accession No. 0000746458-97-000011).

EX-99.B2    Amended and Restated Bylaws dated March 9, 1998 are included herein.

EX-99.B4 a) Specimen copy of American Century - Benham Tax-Free Money Market Fund, American Century - Benham Intermediate-Term Tax-Free Fund and American Century - Benham Long-Term Tax-Free Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 10 filed on June 9, 1992.

            b) Specimen copy of American Century - Benham Florida Municipal Money Market Fund's share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 15 filed on August 4, 1994.

            c) Specimen copy of American Century - Benham Florida Intermediate-Term Municipal Fund's share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 15 filed on August 4, 1994.

            d) Specimen copy of American Century - Benham Arizona Intermediate-Term Municipal Fund's share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 15filed on August 4, 1994.

            e) Specimen copy of American Century - Benham Limited-Term Tax-Free Fund's share certificate is to be filed by amendment.

EX-99.B5 a) Investor Class Investment Management Agreement between American Century Municipal Trust and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to
            Exhibit 5 of Post-Effective Amendment #33 to the Registration Statement of American Century Government Income Trust, filed July 31, 1997 (Accession #773674-97-000014).

            b) Amendment dated March 31, 1998 to the Investor Class Investment Management Agreement between American Century Municipal Trust and American Century Investment Management, Inc., dated August 1, 1997, is included herein.

EX-99.B6 a) Distribution Agreement between American Century Municipal Trust and Funds Distributor, Inc., dated January 15, 1998, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 28 to the Registration Statement of American Century Target Maturities Trust, filed January 30, 1998 (Accession #757928-98-000002).

            b) Amendment dated March 9, 1998 to the Distribution Agreement between American Century Municipal Trust and Funds Distributor, Inc., dated January 15, 1998, is included herein.

EX-99.B8 Custodian Agreement between American Century Investments (including American Century Municipal Trust), and The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment #31 to the Registration Statement for American Century Government Income Trust, filed February 7, 1997 (Accession #773674-97-000002).

EX-99.B9 a) Transfer Agency Agreement between American Century Municipal Trust and American Century Services Corporation, dated August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 33 to the Registration Statement for American Century Government Income Trust, filed on July 31, 1997 (Accession #773674-97-000014).

            b) Amendment dated March 9, 1998 to the Transfer Agency Agreement between American Century Municipal Trust and American Century Services Corporation, dated August 1, 1997, is included herein.

EX-99.B10   a)  Opinion  and  consent  of  counsel  as to  the  legality  of the securities  being  registered,  dated July 28, 1997 is  incorporated herein by  reference  to Rule 24f-2  Notice  filed on July 28,  1997
            (Accession # 0000746458-97-000009).

            b) Opinion and consent of counsel to the legality of the American Century - Benham High-Yield Municipal Fund dated March 26, 1998 is included herein.

EX-99.B11   a)Consent  of  KPMG  Peat  Marwick  LLP,  independent  auditors,  is incorporated  herein by  reference  to Exhibit 11 of  Post-Effective
            Amendment No. 20 to the Registration Statement filed August 29, 1997
            (Accession No. 0000746458-97-000011).

            b)Consent of Baird, Kurtz & Dobson, independent auditors, is incorporated herein by reference to Exhibit 11 of Post-Effective Amendment No. 20 to the Registration Statement filed August 29, 1997 (Accession No. 0000746458-97-000011).

            c) Consent of Coopers & Lybrand L.L.P., independent accountants, is included herein.

EX-99.B16   a) Schedule for computation of each performance  quotation  provided
            in  response  to  Item  22  for  American   Century-Benham   Arizona
            Intermediate-Term  Municipal Fund, American  Century-Benham  Florida
            Municipal   Money   Market,    American    Century-Benham    Florida
            Intermediate-Term   Municipal  Fund,  and  American   Century-Benham
            Tax-Free  Money Market Fund is  incorporated  herein by reference to
            Exhibit 16 of  Post-Effective  Amendment No. 20 to the  Registration
            Statement     filed     August    29,    1997     (Accession     No.
            0000746458-97-000011).

            b) Schedule for computation of each performance quotation provided in response to Item 22 for American Century-Benham Limited-Term Tax-Free Fund, American Century-Benham Intermediate-Term Tax-Free Fund, and American Century-Benham Long-Term Tax-Free Fund are incorporated by reference to Exhibit 16 of Post-Effective Amendment No. 22 to the Registration Statement filed February 27, 1998 (Accession No. 0000746458-98-000006).

EX-99.B17   Power  of  Attorney  dated  January  15,  1998  is  incorporated  by reference to Exhibit 17 of  Post-Effective  Amendment  No. 22 to the
            Registration  Statement  filed  February  27,  1998  (Accession  No.
            0000746458-98-000006).

EX-27.5.1   FDS - American Century - Benham Intermediate-Term Tax-Free Fund.

EX-27.5.2   FDS - American Century - Benham Long-Term Tax-Free Fund.

EX-27.5.3   FDS - American Century - Benham Limited-Term Tax-Free Fund.